SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): October 27, 2004
                                                       (October 27, 2004)

                              --------------------


                            ENTERPRISE BANCORP, INC.
               (exact name of registrant as specified in charter)

 Massachusetts                            0-21021            04-3308902
 (State or Other Jurisdiction            (Commission        (IRS Employer
 of Incorporation)                       File Number)       Identification No.)

 222 Merrimack Street                                       01852
 Lowell, Massachusetts                                      (Zip Code)
 (address of principal executive offices)

                                 (978) 459-9000
              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Items 2.02 and 7.01.       Results of Operations and Financial Condition
                           Regulation FD Disclosure

                  The registrant has provided information concerning its results of operations and financial condition for the three and nine months ended on September 30, 2004. This information is contained in the first three paragraphs of the registrant's quarterly report to stockholders for the fiscal quarter ended on September 30, 2004, together with the registrant's consolidated balance sheet at, and statements of income for the three and nine months ended on, September 30, 2004 included in such report. A copy of this quarterly report to stockholders, which was mailed to stockholders on or about October 27, 2004, is included as
         Exhibit 99 to this report.


Item 9.01.        Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) The following exhibit is included with this report:

          Exhibit 99 Quarterly report to stockholders for the fiscal quarter ended on September 30, 2004







                     [Remainder of Page Intentionally Blank]



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENTERPRISE BANCORP, INC.



Date:  October 27, 2004         By:  /s/ James A. Marcotte
                                    ----------------------------------------
                                    James A. Marcotte
                                    Senior Vice President and
                                    Chief Financial Officer